Hotchkis and Wiley Funds
725 S. Figueroa Street, 39th Floor
Los Angeles, CA 90017-5439

Supplement Dated February 2, 2009 to
Prospectuses Dated August 29, 2008

Effective at the start of business on February 2, 2009, the Hotchkis and Wiley Large Cap Value Fund and the Hotchkis and Wiley All Cap Value Fund, both of which have been closed to new investors since July 1, 2005, will again begin accepting new investors.  At that time, shares of the Hotchkis and Wiley Large Cap Value Fund and Hotchkis and Wiley All Cap Value Fund will be available for purchase as described in the section of the Prospectus – Class I Shares entitled “Shareholder Services – How to Buy Shares,” and in the section of the Prospectus – Class A, C, R Shares entitled “Shareholder Services – How to Buy, Sell, Transfer and Exchange Shares.”  Also at that time, all references in the Prospectuses to the Hotchkis and Wiley Large Cap Value Fund and the Hotchkis and Wiley All Cap Value Fund as “closed” should be disregarded.